Exhibit 99.1

Deutsche Bank 13th Annual
Global High Yield Conference

September 29, 2005

Paul Sunu, Chief Financial Officer

============================================================================

PAGE>

Company Overview


                                                                           1

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

Safe Harbor Statement

This presentation includes certain estimates and other forward-looking statements, including statements with respect to anticipated operating and financial performance, growth opportunities, growth rates, acquisition and divestiture opportunities, and other statements of expectation. Words such as "expects," "anticipates," "intends," "plans," "believes," "assumes," "seeks," "estimates," "should," and variations of these words and similar expressions, are intended to identify these forward-looking statements. While we believe these statements are accurate, we cannot assure you that these expectations will occur and our actual results may be significantly different. These statements by the Company and its management are based on estimates, projections, beliefs and assumptions of management and are not guarantees of future performance. The Company disclaims any obligation to update or revise any forward-looking statement based on the occurrence of future events, the receipt of new information, or otherwise. You should refer to the Risk Factors section of the Company Form 10-K filed with the SEC.

Madison River Communications Corp., an entity formed to serve as a successor to Madison River Telephone Company, filed a Registration Statement on Form S-1 for the purpose of registering its common stock in connection with an IPO. The Form S-1 is not yet effective. The securities being registered under the S-1 may not be sold or offers to buy be accepted until it becomes effective. This presentation does not constitute an offer to sell nor a solicitation of an offer to buy these securities.


                                                                           2

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

Regulation G Disclosure

Adjusted Operating Income (AOI), which is a non-GAAP financial measure, is operating income (loss) before depreciation and amortization expenses and non-cash long-term incentive plan expenses. Adjusted Operating Income margin is Adjusted Operating Income divided by total revenues. Management uses Adjusted Operating Income and Adjusted Operating Income margin to measure its operating performance. You should be aware that these metrics for measuring the Company's financial results will be different from comparable information provided by other companies and should not be used as an alternative to the operating and other financial information of the Company as determined under accounting principles generally accepted in the United States. The computation of Adjusted Operating Income and Adjusted Operating Income margin and a reconciliation of those measures to operating income (loss), operating income margin and net income (loss) can be found in the Appendix of this presentation.


                                                                           3

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

Company Highlights

* Long-standing local operations in attractive geographically diverse markets

*   Industry leading penetration of broadband services

*   High quality plant with completed upgrades

*   Track record of successful acquisitions and integration

*   Strong and continually improving financial position

*   Experienced and proven management team


                                                                           4

============================================================================

Company Overview


            [MAP OF UNITED STATES WITH STATES HIGHLIGHTED TO SHOW
                MADISON RIVER OPERATING MARKETS IN ILLINOIS,
               NORTH CAROLINA, GEORGIA, ALABAMA AND LOUISIANA]



Connections by State:

Illinois         85,764 Connections (1)
North Carolina   23,751 Connections (2)
Georgia          50,481 Connections
Alabama          73,492 Connections
Louisiana         3,808 Connections (3)


------------
* Madison River Communications is the 19th largest telephone company in the country

   *   More than 237K connections(4) with superior rural demographics
   *   Over $194M in revenues and approximately $102M in AOI in 2004
   *   Improved RLEC AOI Margins from 32% to 55% (1998 to 2Q2005 YTD)
   * Industry leading RLEC residential broadband penetration at 34.3% as of 2Q2005
   *   3,600 route miles of local and long-haul network

Connections as of June 30, 2005

(1) Illinois connections include 3,397 EOS connections
(2) North Carolina connections include 5,260 EOS connections
(3) All Louisiana connections are EOS connections
(4) Connections equal RLEC and EOS voice access lines plus broadband connections


                                                                           5

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

Hurricane Katrina Update

*   All Madison River employees in the Gulf region are accounted for and safe

*   Impacted Gulf Telephone Company (GTC) in Foley, Alabama
   *   No Major Damage to GTC's central office or remote offices
   *   Certain segments of outside plant incurred some storm-related damage
   * Damage in terms of repair and restoration costs will be less than we incurred by Hurricane Ivan in September 2004
   *   Expect connection losses to be substantially less than Hurricane Ivan
   *   Cap Ex requirements to enhance network survivability

* Impacted Madison River's edge-out services in New Orleans, Louisiana and nearby communities
   * Served approximately 3,800 connections as of June 30, 2005 with annual revenues of $3.0 - $3.5 million
   * As of September 15th, roughly 2/3 of our voice and data connections are operating, and call processing activity is robust with over a 98% success rate
   * Effect on 2005 Adjusted Operating Income for New Orleans region as a result of the service disruption to be approximately $700K


                                                                           6

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

Company Strategy

*   Continue to improve operating efficiencies

*   Disciplined approach to capital expenditures

*   Building a competitive position through superior service offerings

*   Increase penetration of higher margin services

*   Grow through selective free cash flow accretive acquisitions


                                                                           7

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

Attractive Rural Demographics

*   Voice access lines: 66% residential / 34% business lines

*   Average household income:          $46,234

*   Median Age:                         36

*   Total population:                  296,244

*   Total households:                  121,155

*   Total residential primary lines:   114,142

*   Low second line exposure:          3.6% penetration of total access lines
                                       or 6,575 second lines


                                                                           8

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

Geographically Diverse RLECs

* Founded in 1996, grown through selective acquisitions

* Each company has over 50 years of operating history and a strong brand in its rural market


                                                                     Date                RLEC
  Company                            Location                      Acquired           Connections
  -------                            --------                      --------------     -------------

   MebTel Communications             Mebane, North Carolina        January 1998          18,491 (1)
                                     (Central North Carolina)

   Gallatin River Communications     Galesburg, Dixon and Pekin,   November 1998         82,367
                                     Illinois (Central Illinois)

   GulfTel Communications            Foley, Alabama                September 1999        73,492
                                     (Gulf Coast Alabama)

   Coastal Communications            Hinesville, Georgia           March 2000            50,481
                                     (Southeastern Georgia)


(1) MebTel Inc., a wholly-owned subsidiary of Madison River Telephone Company, acquired 3,587 access lines in North Carolina on April 30, 2005


                                                                           9

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

Successfully Growing RLEC Connections

9 Consecutive Quarters of Growing RLEC Connections

                     [BAR GRAPH SHOWING TOTAL CONNECTIONS
              IN THE RLEC BROKEN DOWN INTO PRIMARY LINES, SECOND
          LINES, BROADBAND CONNECTIONS AND LINE LOSS DUE TO HURRICANE
                   IVAN AND TROOP DEPLOYMENT- 1Q03 TO 2Q05]

                                                  Hurricane Ivan/
             Primary     Second         DSL       Troop Deplyment       Total
              Lines      Lines      Connections      Line Loss       Connections
             -------     ------     -----------    -------------     -----------
     1Q03    178,542       9,763     17,935                          206,240
     2Q03    177,991       9,554     19,437                          206,982
     3Q03    178,665       8,928     21,194                          208,787
     4Q03    177,703       8,200     24,181                          210,084
     1Q04    177,921       7,532     30,646                          216,099
     2Q04    177,995       7,336     34,254                          219,585
     3Q04    177,114       6,846     37,064            1,001         222,025 (1)
     4Q04    174,109       7,103     39,562            2,842         223,616 (2)
     1Q05    172,844       6,544     41,857            4,205         225,450 (3)
     2Q05    175,429       6,575     42,827            3,954         228,785 (4)

(1) Adjusted to exclude the 1,001 lines lost due to Hurricane Ivan (221,024, actual 3Q04 connections).

(2) Adjusted to exclude the 2,842 lines lost due to Hurricane Ivan (220,774, actual 4Q04 connections).

(3) Adjusted to exclude the 2,935 lines lost due to Hurricane Ivan and 1,270 lines lost to troop deployment(221,245 actual 1Q05 connections).

(4) Adjusted to exclude the 2,727 lines lost due to Hurricane Ivan and 1,227 lines lost to troop deployment (224,831 actual 2Q05 connections).


                                                                          10

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

Industry Leading Broadband Penetration

Total RLEC Broadband Subscribers & Residential Broadband Penetration of Residential Primary Lines

    [CHART SHOWING TOTAL BROADBAND SUBSCRIBERS AND RESIDENTIAL BROADBAND
        PENETRATION OF RESIDENTIAL PRIMARY LINES - 4Q 2000 TO 2Q 2005]

                       RLEC Broadband             Residential Broadband
                         Subscribers                   Penetration
                        ------------                 ---------------
   4Q 2000                  4,331                         3.2%
   1Q 2001                  6,366                         4.7%
   2Q 2001                  7,799                         5.6%
   3Q 2001                  9,215                         6.7%
   4Q 2001                 11,137                         8.2%
   1Q 2002                 13,479                         9.9%
   2Q 2002                 14,363                        10.5%
   3Q 2002                 15,097                        11.1%
   4Q 2002                 16,423                        12.2%
   1Q 2003                 17,935                        13.4%
   2Q 2003                 19,437                        14.7%
   3Q 2003                 21,194                        16.0%
   4Q 2003                 24,181                        18.5%
   1Q 2004                 30,646                        23.8%
   2Q 2004                 34,254                        26.9%
   3Q 2004                 37,064                        29.4%
   4Q 2004                 39,562                        32.2%
   1Q 2005                 41,857                        34.2%
   2Q 2005                 42,827                        34.3% (1)

(1) Residential broadband penetration of residential primary lines for 2Q05 would have been 35.2% when 3,587 acquired access lines in 2Q05 with no broadband penetration is excluded from the denominator.


                                                                           11

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

RLEC Growing Service Penetration (1) (2)

     [CHARTS SHOWING RLEC BROADBAND, INTERNET (DIAL-UP), LONG DISTANCE
                 AND "NO LIMITS" BUNDLES PENETRATION RATES]


   Product                    2000        2001       2002        2003       2004       2Q05
   -------                   -------     -------    -------    --------    -------    -------
   Broadband                   2.3%        5.7%       8.6%       13.0%      21.8%     23.5%
   Internet (Dial-up)         15.6%       15.4%      14.6%       12.8%       8.6%      7.3%
   Long Distance              32.4%       41.2%      48.1%       52.1%      56.0%     58.2%
   "No Limits" Bundles         0.0%        0.0%       0.0%        4.7%      24.8%     27.5%


(1) Penetrations based on total RLEC access lines, except the "No Limits" penetration which is based on residential primary lines (R-1s).
(2) Year 2000 & 2001 numbers are pro forma the sale of the Staunton Livingston exchanges that occurred in May 2001.


                                                                          12

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

Leading Operating Performance (1)

   [CHARTS SHOWING TOTAL RLEC CONNECTIONS CHANGE, RLEC ACCESS LINE CHANGE,
    BROADBAND PENETRATION AND LONG DISTANCE PENETRATION FOR MADISON RIVER
               AND A SELECT GROUP OF ITS PEER COMPANIES]

                                   Madison
                                    River        FairPoint       Valor        Iowa        Consolidated
   -------                         -------       ---------       -----       ------       -------------
 Total RLEC Connections Change (2)   2.6% (3)      0.9%           0.9%        0.5%             0.0%
 RLEC Access Line Change (2)        (1.6%)        (1.9%)         (4.2%)      (4.4%)           (4.6%)
 Broadband Penetration (4)          23.5%         15.2%           7.6%        9.2%            13.4%
 Long Distance Penetration (4)      58.2%         40.9%          42.9%       57.4%            57.1%


(1) Based on 2Q 2005
(2) Represents change from 2Q 2004 to 2Q 2005
(3) Adjusted for 2,727 access lines lost due to Hurricane Ivan and 1,227 access lines lost due to troop deployment. Excludes 3,587 access lines acquired in 2Q 2005
(4) As a % of total access lines


                                                                          13

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


Superior Service Offerings: Strong Offer /Strong Offensive

            [PICTURE OF COASTAL'S "NO LIMITS" PACKAGE ADVERTISEMENT]

*   No Limits Package has received strong market acceptance

*   Preempts competition and inoculates customer base

*   Lowering customer churn and increasing "stickiness" of customers

*   Driving incremental penetration of Broadband and Long Distance businesses

* No Limits represents 73% of our Broadband and 31% of our Long Distance subscribers as of 2Q 2005


                                                                          14

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

Increase Penetration of Bundles and Higher Margin Services

Successfully Increasing RLEC ARPU (1)

   [LINE GRAPH SHOWING ANNUAL ARPUS FROM 2001 TO 2004 AND 2Q05 YTD ARPU]

                      2001      2002      2003      2004      2Q05 YTD
                     -----      ----      ----      ----      --------
RLEC ARPU            $72.96     $73.12    $76.44    $82.84    $82.84

(1) Defined as RLEC revenue per average RLEC access line per month


                                                                          15

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

Competition: Home Court Advantage

*   Trusted provider of services

*   Local management and presence

* Each of our RLECs have served their respective communities for over 50 years

*   Advanced technology and quality of service delivered consistently

*   25% - 38% (1) of our residential customers pay bills in person

*   Bundling services for value creation

*   "No Limits" bundled offering success



(1) Percentage varies by operating company


                                                                          16

============================================================================

Limited Competition in Rural Markets

*   Limited competition in existing markets due to:
     * Rural, low density characteristics of existing operating areas
     * High cost of entry
     * Lack of concentration of medium and large business users

*   "No Limits" bundle creating "sticky" customer base

*   Limited wireless substitution to date

* Rural Companies served by Madison River are not the primary focus area of competing cable companies

     * Madison River has a 34.3% broadband penetration of residential primary access lines which is almost equal to the national broadband penetration of total households of 36.1% (1)

     * Madison River was the first to offer broadband services in its markets

         *   Strong identifiable brand in its rural communities


(1) Source: Strategy Analytics

                                                                          17

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

Cable Competition in Rural Markets


  Company                       Location                Cable Competitor         VOIP Offering
  -------                       --------                ----------------         -------------
  MebTel Communications              Central                                      Expect to deploy
                                 North Carolina          Time Warner Cable          by early 2006

  Gallatin River Communications  Central Illinois        Insight Communications   Plans for mid 2006

  GulfTel Communications         Gulf Coast Alabama      Mediacom                 Testing, but still
                                                                                       not ready

  Coastal Communications         Southeastern Georgia    Comcast                  Expect to deploy
                                                                                  by late 05/early 06



                                                                          18

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

Technologically Advanced and Scalable Network

* High quality plant capable of delivering broadband to approximately 98% of the base (vs. 76% for average of RLEC peers (1))

*   Significant investment to build robust network

*   Most advanced broadband network in the industry

*   Short loop lengths allow multi-megabit broadband service

*   TDM and ATM network with fiber infrastructure

*   Equipped for IP

*   DIRECTV video solution through NRTC partnership does not require Cap Ex

* Madison River network architecture well suited to deliver ADSL2+ without material increase to Cap Ex

     * Bandwidth requirements continue to decrease due to improvements in compression technology

(1) RLEC peers include Consolidated Communications (90%), FairPoint Communications (96%), Iowa Telecom (66%) and Valor Communications (50%)


                                                                          19

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

Disciplined Approach to Capital Expenditures

* Madison River has a disciplined and rational approach to capital expenditures

* Each element of the business is reviewed for quantification of cap ex requirements

*   Cap ex is prioritized based on return on investment

* Cap ex primarily for rate base maintenance is not productive use of cash

* Track record of appropriately allocating cap ex while maintaining revenue, quality of service and network

*   Attractive plant metrics versus peers reduces cap ex requirement


                                                                          20

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

Attractive Plant Metrics versus Peers

      [CHARTS SHOWING RLEC CENTRAL OFFICE EQUIPMENT PER LOOP, CABLE & WIRE
         FACILITY PER LOOP, LOOPS PER SWITCH AND LOOPS PER EXCHANGE FOR
              MADISON RIVER AND A SELECT GROUP OF PEER COMPANIES]


Superior Plant Metrics: 22.9 Access Lines Per Cable Mile vs. 11.7 for Valor and 10.1 for FairPoint


                                     Citizens   Citizens (1)  Iowa     Valor    Average   Madison
                                                                                           River
   -------                           --------   --------     ------    -----    -------   -------
  Central Office Equipment Per Loop  $1,147      $1,141       $1,032   $1,170   $1,141    $   883
  Cable & Wire Facility Per Loop     $1,423      $1,474       $1,283   $1,753   $1,470    $ 1,158
  Loops per Switch                    6,651       4,941        3,239    3,901    5,441     34,818
  Loops per Exchange                  2,296       1,616          947    1,238    2,011      4,581


(1)   Citizens excluding the New York properties
(2)   Weighted average of Citizens, Iowa and Valor


                                                                          21

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

Regulatory: Low Vulnerability to Change

*   Low reliance on USF and comparatively lower than peers (1)

    * Madison River's 2Q 2005 Annualized Federal USF:

      - High Cost Loop funding at $1.9M or 1.0% of revenues

      - State USF support at $1.3M or 0.7% of revenues

      - Total federal and state support of $14.1M or 7.4% of revenues


 [BAR CHART SHOWING USF AS A % OF TOTAL REVENUES FOR IOWA TELECOM, FAIRPOINT,
      MADISON RIVER, CONSOLIDATED COMMUNICATIONS AND VALOR COMMUNICATIONS]

                                                 Madison
                                   Iowa       FairPoint       River       Consolidated     Valor
   -------                         -----      ---------      -------      ------------    -------
 USF as a % of Total Revenues       1.5%        7.2% (2)       7.4%           13.2%         23.5%


(1) 2Q 2005 USF payments per USAC quarterly projections and/or 2Q 2005 company press releases
(2) Represents FairPoint High Cost Loop funding only; as total USF data not available


                                                                          22

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

Experienced Management Team

*   Senior Management averaging 35 years of industry experience
*   Team has been together for over six years
*   Proven ILEC operator

  Name                       Title                                Industry Experience
  --------------------       --------------------------------     ----------------------------------------
  Steve Vanderwoude          Chariman & CEO, Founder              38 years: Centel, Sprint

  Paul Sunu                  Chief Financial Officer, Founder     24 years in finance, tax,
                                                                  treasury, securities and law

  Ken Amburn                 Chief Operating Officer              41 years: Centel, Citizens

  Bruce Becker               Chief Technology Officer             42 years: Centel, ICG Telecommunications

  Michael Skrivan            Managing Director - Revenues         28 years in the industry



                                                                          23

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

Pursue Selective Free Cash Flow Accretive Acquisitions

* Madison River has a proven track record of acquiring, integrating and improving rural telecom service operators

* Successfully acquired and integrated five RLECs and improved AOI margins from 32% to 55%

*   Potential growth through selective strategic acquisitions

* Access lines continue to become available as an array of telecom companies evaluating sales

* Pursue incremental acquisitions of rural access lines in complementary geographies

* Leverage existing operations and platform to drive operational efficiencies and improvements

*   Recent access line acquisition illustrates strategy

*   Purchased 3,587 access lines in North Carolina on April 30, 2005

*   Purchase price of $6.3 million / ~4.2x AOI

*   Estimate $1.5 million AOI and capital expenditures of $0.6 million in 2005


                                                                          24

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

Financial Overview




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

Track Record of Operational Improvement
($ in Millions)

RLEC Adjusted Operating Income Margin

             [BAR GRAPH SHOWING ADJUSTED OPERATING INCOME MARGIN % ON ANNUAL
                    BASIS FROM 1998 TO 2004 AND FOR 2Q 2005 YTD]

                      1998       1999      2000      2001      2002      2003        2004      2Q 2005
                     -------    ------    ------    ------    ------    ------      ------    ---------
RLEC Revenue         $ 145.2    $ 162.6   $ 169.4   $ 167.7    $ 168.9   $ 172.5     $182.5    $  90.3
RLEC AOI             $  46.9    $  64.1   $  73.9   $  84.8    $  90.5   $  96.8(1)  $100.1    $  50.0
AOI Margin %           32.3%      39.4%     43.6%     50.6%      53.6%     56.1%      54.9%      55.4%



(1) Excludes $2.1 million one-time pension curtailment gain

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

Prudent and Disciplined Capital Expenditures
($ in Millions)

Significant investment to build technologically advanced and scalable network

           [BAR GRAPH SHOWING TOTAL CAPITAL EXPENDITURES FROM YEARS 2001 TO 2004 WITH ESTIMATE FOR 2005 AND LINE GRAPH SHOWING
                        CAP EX AS A % OF REVENUE]

                Cap Ex $         Hurricane Ivan Cap Ex    Cap Ex as a
                                                          % of Revenue
                --------         ---------------------    ------------
     2001       $ 39.9 M         $0.0                     21.7%
     2002       $ 12.3 M         $0.0                      6.7%
     2003       $ 12.2 M         $0.0                      6.6%
     2004       $ 12.0 M         $2.6 (1)                  7.5%
     2005(E)    $ 13.3 M (2)(3)  $0.0                      6.9%


(1) 2004 Cap Ex is $2.6 million higher due to non-recurring Cap Ex related to Hurricane Ivan

(2) 2Q2005 YTD Cap Ex was $4.9M. The Company estimates Cap Ex spending to be approximately $13.3M for full-year 2005 including the Cap Ex for the recently acquired Milton and Gatewood exchanges

(3) Excludes estimate for non-recurring Cap Ex related to Hurricane Katrina

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

Proven Ability to Reduce Leverage

Madison River has a strong record of reducing leverage through increasing Adjusted Operating Income and repayment of debt

       [BAR GRAPH SHOWING CONSOLIDATED LEVERAGE AND SECURED LEVERAGE
             ON AN ANNUAL BASIS FROM 2000 TO 2004 AND 2Q 05]


                          Consolidated      Secured
                            Leverage        Leverage
                          ------------      --------
     2000                 11.5x              6.0x
     2001                 10.6x              5.1x
     2002                  7.3x              4.6x
     2003                  5.9x              4.1x
     2004                  5.6x              3.8x
     2Q05                  5.7x              3.7x


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

Refinancing Overview

  * On July 29th, 2005, Madison River refinanced its existing RTFC debt as well as called a portion of its high coupon 13.25% Senior Notes

      *   NPV positive transaction

  * Madison River raised $550 million of new Credit Facilities, consisting of the following:

      *   $75 million unfunded 7-year Revolver

      *   $475 million Senior Secured First Lien Term Loan B

  * This new facility consists of all bank debt allowing the Company to maintain pre-payment flexibility for a potential future IPO

      * In the interim, the new Credit Facilities will provide for sufficient restricted payments capacity to allow for ability to opportunistically repurchase high cost debt on an ongoing basis and payout dividends to our sponsors once the Company reaches certain milestones


Note: The Company retired $102 million in senior notes from proceeds plus cash on hand in August 2005

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

Refinancing Sources & Uses
($ in Millions)



     Sources                          Amount              %
     -------                          ------            ------
     Revolver                         $   0.0             0.0%
     Term Loan B                      $ 475.0            95.1%
     Cash-on-Hand                     $  24.4             4.9%
                                       ------           ------
     Total Sources                    $ 499.4           100.0%
                                       ======           ======




     Uses                               Amount              %
     -------                            ------            ------
     RTFC Debt Paydown (Net of SCCs)    $ 375.0           75.1%
     Repayment of Senior Notes          $ 102.0           20.4%
     RTFC Make-Whole Premium            $   0.8            0.2%
     Call Premium on Senior Notes       $   6.8            1.4%
     Accrued Interest on RTFC Debt      $   4.8            1.0%
     Accrued Interest on Senior Notes   $   6.7            1.3%
     Fees and Expenses                  $   3.4            0.7%
                                         ------          ------
     Total Uses                         $ 499.4          100.0%
                                         ======          ======


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

Pro Forma Capitalization Table
($ in Millions)



                                                           6/30/2005
                                                           Pro Forma
                                                           ---------
     RTFC Debt                                              $   0.0
     Revolver (1)                                               0.0
     Term Loan B                                              475.0
                                                             -------
     Total Secured Debt                                     $ 475.0
     13.25% Senior Notes due 2010                              96.0
     CCI Preferred Stock                                        3.0
                                                             -------
     Total Madison River Capital Debt + Preferred Stock       574.0
     Coastal Facility (2)                                      22.2
                                                             -------
     Total Madison River Telephone Debt + Preferred Stock     596.2
     Less Cash                                              $   9.1
                                                             -------
     Net Debt + Preferred Stock                             $ 587.1
                                                             =======



Note: LTM as of June 30, 2005

 (1) $75 million of availability

 (2) Madison River Telephone Company (MRTC) Note; PIK or cash-pay at the option of the borrower

============================================================================

Increasing Cash Flow
($ in Millions)



                                    2Q 05 LTM          2Q 05 LTM
                                     Actual            Pro forma                Variance
---------------------------------------------------------------------------------------------
  Adjusted Operating Income          $  101.0           $  101.0                 $  0.0
  RTFC Cash Dividends                     2.0                0.0                ($  2.0)
  RTB Cash Dividends (1)                  1.6                1.6                 $  0.0
  Cash Taxes                              3.5                4.1                ($  0.6)
  Capital Expenditures                   11.3               11.3                 $  0.0
  Cash Interest Expense (2)              57.3               47.3                 $ 10.0
  Mandatory Debt Amortization             9.4                0.0                 $  9.4
                                      -------            -------                  -----
                                     $   23.2           $   39.9                 $ 16.7
                                      =======            =======                  =====

============================================================================

Summary

  *  Attractive demographics and geographic locations

  * Advanced network infrastructure capable of reaching 98% with multi-megabit broadband service

  * Industry leading penetration of broadband services through effective bundle of services

  *  Track record of successful acquisitions and integration

  *  Strong and continually improving capital structure

  *  Experienced and proven management team

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

                                 APPENDIX




============================================================================

RLEC Adjusted Operating Income to Net Operating Income Reconciliation (1)(2)


                                  1998     1999      2000     2001     2002     2003     2004     2Q05
                                                                                                   YTD
                                 ----------------------------------------------------------------------
Net Operating Income (Loss)       $  5.4   $ 29.8   $ 27.0   $ 35.8   $ 49.7   $ 54.5   $ 64.1   $ 36.4
Add: Depreciation & Amortization    43.0     33.8     45.2     48.2     35.2     36.9     33.2     13.6
      Long-Term Incentive Plan       0.0      1.6      3.2      1.7      5.5      5.4      2.9      0.1
      Discontinued Operations        0.0      0.3      0.0      0.0      0.0      0.0      0.0      0.0
      Staunton Livingston Sale      (1.5)    (1.5)    (1.5)    (0.9)     0.0      0.0      0.0      0.0
                                   -----    -----    -----    -----    -----    -----    -----    -----
Adjusted Operating Income (AOI)   $ 46.9   $ 64.1   $ 73.9   $ 84.8   $ 90.5   $ 96.8   $100.1   $ 50.0
                                   =====    =====    =====    =====    =====    =====    =====    =====

Revenue                           $145.2   $162.6   $169.4   $167.7   $168.9   $172.5   $182.5    $ 90.3
                                   =====    =====    =====    =====    =====    =====    =====     =====

AOI Margin                          32.3%    39.4%    43.6%    50.6%    53.6%    56.1%    54.9%    55.4%
                                    =====    =====    =====    =====    =====    =====    =====    =====



(1) Pro Forma presentation as if the all acquisitions and dispositions had been consummated at the beginning of 1998. RLEC Adjusted Operating Income equals RLEC Net operating income before RLEC Depreciation & Amortization and RLEC Long-Term Incentive Plan expenses, less Discontinued Operations, less Staunton Livingston Exchanges sale.
(2) RLEC Adjusted Operating Income Margin equals RLEC Adjusted Operating Income divided by RLEC Revenue.

============================================================================

Madison River Capital, LLC Leverage Reconciliation


                                          2000     2001     2002     2003     2004     2Q05
                                         ---------------------------------------------------
Total Debt                               $678.1   $680.0   $661.6   $637.2   $618.1   $613.5
RTFC subordinated capital certificates     46.9     46.8     46.1     44.0     42.7     42.2
                                         ------   ------    -----    -----   ------    -----
Net Debt                                 $631.2   $633.2   $615.5   $593.2   $575.4   $571.3
                                         ======   ======   ======   ======   ======   ======

Net operating income                     $  0.0   $  0.0   $ 28.9   $ 42.5   $ 54.2   $ 59.0
Add: Depreciation & Amortization           50.1     58.5     50.6     52.1     45.0     40.9
     Long-Term Incentive Plan               4.8      1.3      5.3      5.4      2.9      1.1
                                         ------   ------    -----    -----   ------     ----
LTM Adjusted Operating Income            $ 54.9   $ 59.8   $ 84.8   $100.0   $102.2   $101.0
                                         ======   ======   ======   ======   ======   ======

Leverage Ratio                           11.5x     10.6x     7.3x     5.9x     5.6x     5.7x
                                         ======   ======   ======   ======   ======   ======

============================================================================

Madison River RLEC Leverage Reconciliation


                                              2000       2001      2002      2003      2004      2Q05
                                              --------------------------------------------------------
Total Secured Debt                             $480.3    $482.1    $463.5    $436.6    $421.5    $416.8
RTFC subordinated capital certificates held      46.9      46.8      46.1      44.0      42.7      42.2
                                               ------    ------    ------    ------    ------    ------
Net Debt                                       $433.4    $435.3    $417.4    $392.6    $378.8    $374.6
                                               ======    ======    ======    ======    ======    ======

Net operating income                           $ 24.9    $ 35.8    $ 49.7    $ 54.5    $ 64.1    $ 68.6
Add: Depreciation & Amortization                 43.8      48.2      35.2      36.9      33.2      30.3
     Long-Term Incentive Plan                     3.2       1.7       5.5       5.4       2.9       1.1
                                               ------    ------    ------    ------    ------    ------
Adjusted Operating Income,
net of restructuring                           $ 71.9    $ 85.6    $ 90.5    $ 96.8    $100.1    $100.0
                                               ======    ======    ======    ======    ======    ======

Leverage Ratio                                   6.0x      5.1x      4.6x      4.1x      3.8x      3.7x
                                                =====     =====     =====     =====     =====     =====


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